UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 7, 2008

CLEARWIRE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33349	56-2408571
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)
4400 Carillon Point, Kirkland, WA 98033
(Address of Principal Executive Offices) (Zip Code)
(425) 216-7600
(Registrant’s Telephone Number, Including Area Code)
Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement
ITEM 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 10.1
EXHIBIT 10.2

ITEM 1.01. Entry into a Material Definitive Agreement
                    On May 7, 2008, Clearwire Corporation (referred to herein as “the Company,” “we,” “us” and “our”) entered into a Transaction Agreement and Plan of Merger (the “Transaction Agreement”) with Sprint Nextel Corporation, a Kansas corporation (“Sprint”), Intel Corporation, a Delaware corporation (“Intel”), Google Inc., a Delaware corporation (“Google”), Comcast Corporation, a Pennsylvania corporation (“Comcast”), Time Warner Cable Inc., a Delaware corporation (“Time Warner Cable”), and Bright House Networks, LLC, a Delaware limited liability company (“Bright House”). We refer to Intel, Google, Comcast, Time Warner Cable and Bright House herein as the “Investors.”
                    The Transaction Agreement provides that, upon the terms and subject to the conditions set forth in the Transaction Agreement:
•	the Company will form a Delaware corporation as its subsidiary (“NewCo Corporation”), which will then form a Delaware limited liability company as its subsidiary (“NewCo LLC”), which will in turn form a Delaware limited liability company as its subsidiary (“Clearwire LLC”);

•	the Class B Common Stock of the Company will be converted to Class A Common Stock of the Company on a 1:1 basis;

•	after the conversion of the Class B Common Stock of the Company, the Company will merge with and into Clearwire LLC, with Clearwire LLC surviving as a wholly-owned subsidiary of NewCo LLC;

•	in the merger, each share of Class A Common Stock of the Company will be converted into the right to receive one share of Class A Common Stock of NewCo Corporation, which shares are entitled to one vote per share and each option and warrant to purchase shares of the Class A Common Stock of the Company will be converted into one option or warrant, as applicable, to purchase the same number of shares of the Class A Common Stock of NewCo Corporation;

•	following the merger, Sprint will contribute spectrum and certain other assets associated with its WiMAX operations (the “Sprint Assets”) to NewCo LLC, via the contribution to NewCo LLC of the equity interests of a subsidiary of Sprint that holds the Sprint Assets, in exchange for non-voting equity interests in NewCo LLC;

•	Sprint will then purchase 370 million shares of the Class B Common Stock of NewCo Corporation at par value, which shares are entitled to one vote per share but have only nominal equity rights;

•	following the merger and the contribution of the Sprint Assets, the Investors, other than Google, will invest a total of up to $2.7 billion in exchange for non-voting equity interests in NewCo LLC and Class B Common Stock of NewCo Corporation; and

•	Google will invest $500 million in exchange for Class A Common Stock of NewCo Corporation.
                    The number of shares of NewCo Corporation stock and non-voting equity interests in NewCo LLC, as applicable, that the Investors receive pursuant to the Transaction Agreement will initially be based upon a $20 per share purchase price, but is subject to post-closing adjustment based upon the trading prices of NewCo Corporation Class A Common Stock on the NASDAQ Stock Market over 15 randomly selected trading days during the 30-trading day period ending on the 90th day after the closing date. The final price per share will be based upon the volume weighted average price on such days and is subject to a cap of $23.00 per share and a floor of $17.00 per share. The aggregate number of shares and/or non-voting equity interests each Investor receives from its investment in NewCo Corporation and NewCo LLC, respectively, will be equal to its investment amount divided by such price per share.
                    In connection with the Company’s entry into the Transaction Agreement, we also expect to enter into several commercial agreements with Sprint and the Investors relating to, among other things, (i) the bundling and reselling of NewCo Corporation’s WiMAX service and Sprint’s third generation wireless services, the (ii) embedding of WiMAX chips into various devices, and (iii) the development of Internet services and protocols.

                    The Company’s largest stockholder, Eagle River Holdings, LLC, has entered into a voting agreement with the Company, Sprint and the Investors (the “Eagle River Voting Agreement”) pursuant to which it is required to vote shares of the Company’s capital stock representing not less than 40% of the outstanding voting power of the Company in favor of the approval and adoption of the Transaction Agreement and the transactions contemplated thereby, and against any alternative acquisition proposal, subject to certain conditions. Under the Eagle River Voting Agreement, until the earliest of (i) Company stockholder approval and adoption of the Transaction Agreement, (ii) termination of the Transaction Agreement, or (iii) 12 months from the date of the Transaction Agreement, Eagle River Holdings, LLC will not transfer any of its shares of the Company’s capital stock. In addition, Intel has entered into a voting agreement with the Company, Sprint and the Investors (the “Intel Voting Agreement”) pursuant to which it is required to vote its shares of Class A common stock and Class B common stock of the Company in connection with the Transaction Agreement and the transactions contemplated thereby (collectively, the “Transactions”) in the same proportion as the non-affiliated stockholders vote, if a majority of such non-affiliated stockholders vote in favor of the Transactions. The foregoing descriptions of the Eagle River Voting Agreement and the Intel Voting Agreement do not purport to be complete and are qualified in their entirety by reference to the Eagle River Voting Agreement and the Intel Voting Agreement, respectively, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.
                    Consummation of the Transactions is subject to various conditions, including the approval and adoption of the Transaction Agreement by the Company’s stockholders, the maintenance by the Company and Sprint of a minimum number of MHz-POPs coverage from their combined spectrum holdings, the effectiveness of a registration statement relating to the registration of the Class A Common Stock of NewCo Corporation, the receipt of the consent of the Federal Communications Commission to certain of the Transactions, the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and other customary closing conditions. The parties to the Transaction Agreement expect to consummate the Transactions during the second half of 2008.
                    The Company has made various representations and warranties and agreed to certain covenants in the Transaction Agreement, including covenants relating to the Company’s conduct of its business between the date of the Transaction Agreement and the closing of the Transactions, governmental filings and approvals, public disclosures and other matters.
                    The Transaction Agreement contains certain termination rights for each of the Company, Sprint and the Investors. In the event the Transaction Agreement is terminated under certain specified circumstances, the Company would be required to pay Sprint a termination fee of $60.0 million.
                    The foregoing description of the Transaction Agreement does not purport to be complete and is qualified in its entirety by reference to the Transaction Agreement, which is attached hereto as Exhibit 2.1, and is incorporated herein by reference.
                    The Transaction Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Transaction Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Transaction Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures, were made for the purposes of allocating contractual risk between the parties to the Transaction Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and security holders of the Company are not third-party beneficiaries under the Transaction Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Transaction Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
Forward-Looking Statements
                    These filings include “forward-looking statements” within the meaning of the securities laws. The statements in these filings regarding agreements between Sprint, the Company and the Investors and the benefits to

Sprint and the Company of the arrangements contemplated by the agreements; plans for the development and deployment of a broadband network based on WiMAX technology; the timing, availability, capabilities, coverage, and costs of the WiMAX network; products and services to be offered on the WiMAX network; and other statements that are not historical facts are forward-looking statements. The words “will,” “would,” “may,” “should,” “estimate,” “project,” “forecast,” “intend,” “expect,” “believe,” “target,” “designed” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are projections reflecting management’s judgment and assumptions based on currently available information and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements.
                    Future performance cannot be assured. Actual results may differ materially from those in the forward-looking statements due to a variety of factors, including, but not limited to:
•	the ability of Sprint and the Company to complete the Transactions and satisfy the conditions thereunder, including obtaining the Company stockholder, FCC and Department of Justice approvals;

•	the uncertainties related to the implementation of each company’s respective WiMAX business strategies;

•	the costs and business risks associated with deploying a WiMAX network and offering products and services utilizing WiMAX technology;

•	the ability of third party suppliers, software developers and other vendors to perform requirements and satisfy obligations necessary to create products and software designed to support WiMAX features and functionality, under agreements with one or both of Sprint and the Company;

•	the impact of adverse network performance;

•	other risks referenced from time to time in each company’s respective filings with the Securities and Exchange Commission, including in the Forms 10-K for the year ended December 31, 2007, in Part I, Item 1A, “Risk Factors.”
                    The Company believes the forward-looking statements in these filings are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations and speak only as of the date of these filings. The Company is not obligated to publicly release any revisions to forward-looking statements to reflect events after the date of these filings.
IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
                    In connection with the Transactions, the Company intends to file a proxy statement and other relevant documents concerning the Transactions with the SEC. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS.
                    Investors and security holders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov. Free copies of the proxy statement, when available, and the Company’s other filings with the SEC also may be obtained from the Company, by directing a request to Investor Relations at (425) 216-4735 or investorrelations@clearwire.com. In addition, investors and security holders may access copies of the documents filed with the SEC by the Company on the Company’s website at www.clearwire.com, when they become available.
                    The Company, and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the transactions contemplated by the definitive agreement between the Company, Sprint and the Investors. Information regarding the Company’s directors and executive officers is contained in the Company’s definitive proxy statement filed with the SEC on April 29, 2008 for its 2008 Annual Meeting of Stockholders. You can obtain free copies of these documents from the Company using the contact information set forth above. Additional information regarding interests of such participants will be included in the proxy statement that will be filed with the SEC and available free of charge as indicated above.

ITEM 9.01. Financial Statements and Exhibits

(d)	Exhibits

2.1	Transaction Agreement and Plan of Merger, dated as of May 7, 2008, by and among Clearwire Corporation, a Delaware corporation, Sprint Nextel Corporation, a Kansas corporation, Intel Corporation, a Delaware corporation, Google Inc., a Delaware corporation, Comcast Corporation, a Pennsylvania corporation, Time Warner Cable Inc., a Delaware corporation, and Bright House Networks, LLC, a Delaware limited liability company.

10.1	Voting Agreement, dated as of May 7, 2008, by and among Sprint Nextel Corporation, a Kansas corporation, Clearwire Corporation, a Delaware corporation, Comcast Corporation, a Pennsylvania corporation, Time Warner Cable Inc., a Delaware corporation, Bright House Networks, LLC, a Delaware limited liability company, Google Inc., a Delaware corporation, Intel Corporation, a Delaware corporation and Eagle River Holdings, LLC, a Washington limited liability company.

10.2	Voting Agreement, dated as of May 7, 2008, by and among Sprint Nextel Corporation, a Kansas corporation, Clearwire Corporation, a Delaware corporation, Comcast Corporation, a Pennsylvania corporation, Time Warner Cable Inc., a Delaware corporation, Bright House Networks, LLC, a Delaware limited liability company, Google Inc., a Delaware corporation, Intel Corporation, a Delaware corporation, Intel Capital Corporation, a Delaware corporation and Intel Capital (Cayman) Corporation, a Cayman Islands company.

SIGNATURES
                    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 7, 2008	CLEARWIRE CORPORATION
	By:	/s/ Broady R. Hodder
Broady R. Hodder
Vice President and General Counsel

EXHIBIT INDEX

2.1	Transaction Agreement and Plan of Merger, dated as of May 7, 2008, by and among Clearwire Corporation, a Delaware corporation, Sprint Nextel Corporation, a Kansas corporation, Intel Corporation, a Delaware corporation, Google, Inc., a Delaware corporation, Comcast Corporation, a Pennsylvania corporation, Time Warner Cable Inc., a Delaware corporation, and Bright House Networks, LLC, a Delaware limited liability company.

10.1	Voting Agreement, dated as of May 7, 2008, by and among Sprint Nextel Corporation, a Kansas corporation, Clearwire Corporation, a Delaware corporation, Comcast Corporation, a Pennsylvania corporation, Time Warner Cable Inc., a Delaware corporation, Bright House Networks, LLC, a Delaware limited liability company, Google Inc., a Delaware corporation, Intel Corporation, a Delaware corporation and Eagle River Holdings, LLC, a Washington limited liability company.

10.2	Voting Agreement, dated as of May 7, 2008, by and among Sprint Nextel Corporation, a Kansas corporation, Clearwire Corporation, a Delaware corporation, Comcast Corporation, a Pennsylvania corporation, Time Warner Cable Inc., a Delaware corporation, Bright House Networks, LLC, a Delaware limited liability company, Google Inc., a Delaware corporation, Intel Corporation, a Delaware corporation, Intel Capital Corporation, a Delaware corporation and Intel Capital (Cayman) Corporation, a Cayman Islands company.